                 AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT
                 ----------------------------------------------

         This AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT (this "Amendment") is made as of this 18th day of July, 2003, by and among LASALLE BUSINESS CREDIT, LLC, a Delaware limited liability company (successor-by-merger to LaSalle Business Credit, Inc.), as agent for Standard Federal Bank National Association (the "Lender"), AM COMMUNICATIONS, INC., a Delaware corporation ("AM Communications"), AM BROADBAND SERVICES, INC., a Delaware corporation ("AM Broadband"), SRS COMMUNICATIONS CORPORATION, a Connecticut corporation ("SRS Communications"), AMC SERVICES, INC., a Delaware corporation ("AMC Services"), AM NEX-LINK COMMUNICATIONS, INC., a Delaware corporation ("AM Nex-Link"), and AM TRAINING SERVICES, INC., a Delaware corporation ("AM Training"). AM Communications, AM Broadbank, SRS Communications, AMC Services, AM Nex-Link and AM Training are referred to herein individually each as a "Borrower" and collectively as the "Borrowers."

                                    RECITALS

         WHEREAS, the Borrowers and the Lender are parties to a certain Loan and Security Agreement, dated as of August 14, 2002 (as amended, modified or supplemented from time to time, the "Loan Agreement") pursuant to which the Lender established certain credit facilities on behalf of the Borrowers subject to the terms and conditions contained therein;

         WHEREAS, the Borrowers have requested that the Lender amend certain terms and provisions of the Loan Agreement; and

         WHEREAS, the Lender is willing to amend certain terms and provisions of the Loan Agreement on the terms and expressly subject to the conditions set forth herein.

         NOW, THEREFORE, based on these premises (which are incorporated hereinafter by this reference), and in consideration of the mutual promises, representations and warranties, covenants and conditions contained herein and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto hereby agree as follows:

         1. Definitions. Capitalized terms used herein, and not otherwise defined herein, shall have the meanings assigned to them in the Loan Agreement.

         2. Acknowledgement of Obligations.

            (a) Each Borrower acknowledges and agrees that: (i) as of the Third Amendment Effective Date, the Borrowers are unconditionally liable to the Lender on a joint and several basis under the Loan Agreement, the Notes and each of the Other Agreements, for the payment of the principal amount of the Loans (as described in clause (ii) hereof), plus all accrued and unpaid interest through the Third Amendment Effective Date, plus all expenses incurred by the Lender through the Third Amendment Effective Date, including, without limitation reasonable attorney's fees and expenses, and that, as of the Third Amendment Effective Date, the Borrowers have no defenses, counterclaims, deductions, credits, claims or rights of setoff or recoupment with respect to such obligations, and (ii) as of July 17, 2003, the aggregate outstanding principal balance of (A) the Revolving Credit Loan is $6,096,664.05, (B) the Special Advance is $1,250,000, (C) the Consolidated Term Loan is $2,379,722.24 and (D) Term Loan C is $2,374,999.99.

            (b) Each Borrower hereby ratifies and confirms its obligations under the Loan Agreement, the Notes and each of the Other Agreements and hereby acknowledges and agrees that, except as expressly set forth herein, the Loan Agreement, the Notes and each of the Other Agreements remain in full force and effect.

         3. Amendments and Modifications. All of the following amendments to the Loan Agreement are effective as of and after the Third Amendment Effective Date;

            (a) Section 1 of the Loan Agreement is amended to add the following new definition (in alphabetical order):

         "'Pledged Cash Collateral' shall mean, collectively, the cash pledged to Lender to secure the Liabilities by one or both of Jay Hassan and Alvin Hoffman pursuant to one or more pledge agreements executed and delivered by such pledgor(s) to Lender.'"

            (b) Section 1 of the Loan Agreement is further amended to delete the definition of Borrowing Base therein and replace it with the following:

         "'Borrowing Base' shall mean (i) the lesser of (x) the Maximum Revolving Loan Limit and (y) the sum of (1) the Revolving Loan Limit and (2) so long as the pledge thereof has not been terminated and its continued existence or enforceability has not been denied or disputed, the Pledged Cash Collateral, minus in each case (ii) the reserves, if any, established by Lender as set forth in Subsection 2(a) below.'"

            (c) Borrowers acknowledge that if the Pledged Cash Collateral is returned (for any reason whatsoever) to the pledgors thereof or liquidated following an acceleration of the Liabilities, the pledges pertaining thereto have been terminated (pursuant to the terms of the applicable pledge agreements or otherwise), or the existence or enforceability thereof is denied or disputed, clause (i)(y)(2) in the definition of Borrowing Base shall be deemed removed and no longer applicable (to the extent of such return, termination, denial or dispute).

         4. Effectiveness; Conditions Precedent.

            (a) The effectiveness of the amendments and other provisions hereof are expressly subject to the following conditions precedent (all such documents and other items must be in form and substance satisfactory to the Lender):

                (i) This Amendment duly executed by the Borrowers and the Lender and delivered to each other; and









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


                (ii) Pledge Agreements duly executed by the pledgers identified in paragraph 3(a) above and delivered to Lender, accompanied by receipt by Lender of the Pledged Cash Collateral.

            (b) The date on which all of the conditions precedent set forth in
Section 4(a) hereof shall have been satisfied or waived is referred to herein as the "Third Amendment Effective Date."

         5. Representations and Warranties; Additional Covenants.

            (a) In order to induce the Lender to enter into this Amendment, each Borrower represents and warrants to the Lender that: (i) the execution, delivery and performance by the Borrower of this Amendment and the transactions contemplated hereby (A) are and will be within the corporate powers of the Borrowers, (B) have been authorized by all necessary corporate action on behalf of the Borrowers, (C) are not in contravention of any order or decree of any court or governmental unit, or of any law, rule or regulation to which any Borrower or any of its property is bound, (D) are not and will not be in conflict with, or result in a breach of or constitute (with due notice and/or lapse of time) a default under (x) any Borrower's articles of incorporation or bylaws or (y) any indenture, agreement, contract or undertaking to which any Borrower is a party or by which any Borrower or any Borrower's property is bound, and (E) will not result in the imposition of any lien, security interest or other encumbrance on any of the properties of any Borrower; and (ii) this Amendment and the Notes and Other Agreements executed in connection with this Amendment shall be valid, binding and enforceable against the Borrowers in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

            (b) On and as of the Third Amendment Effective Date, each Borrower confirms, reaffirms and restates to the Lender the representations and warranties set forth in the Loan Agreement and each of the Other Agreements, except to the extent that such representations and warranties solely and expressly relate to a specific earlier date in which case such Borrower confirms, reaffirms and restates such representations and warranties as of such earlier date.

            (c) Lender expressly reserves its rights and options to the extent any Event(s) of Default are presently outstanding. Neither the execution of nor any actions of Lender in respect of this Amendment is intended to constitute or signify a waiver or forbearance or an agreement to waive or forbear from any action concerning any existing Event of Default or any Event of Default which may hereafter occur.

         6. Release. Each Borrower hereby releases, waives and forever relinquishes all claims, demands, obligations, liabilities and causes of action of whatever kind or nature, whether known or unknown, including, without limitation, any so-called "lender liability" claims or defenses which it has, may have, or might assert now or in the future against the Lender and/or its participants, officers, directors, employees, agents, attorneys, accountants, consultants, successors and assigns (individually, a "Releasee" and collectively, the "Releasees"), directly or indirectly, arising out of, based upon, or in any manner connected with: (i) any transaction, event, circumstance, action, failure to act or occurrence of any sort of type, whether known or unknown, which occurred, existed, or was taken or permitted prior to the execution of this Amendment with respect the Liabilities, the Loan Agreement, the Notes, the Other Agreements or the administration thereof or the obligations created thereby; (ii) any discussions, commitments, negotiations, conversations or communications prior to the execution of this Amendment with respect to the refinancing, restructuring or collection of any of the Liabilities; or (iii) any thing or matter related to any of the foregoing prior to the execution of this Amendment. The inclusion of this paragraph in this Amendment, and the execution of this Amendment by the Lender, does not constitute an acknowledgement or admission by the Lender of liability for any matter, or a precedent upon which any liability may be asserted. If any Borrower asserts or commences any claim, counter-claim, demand, obligation, liability or cause of action in derogation of the foregoing release or challenges the enforceability of the foregoing release (in each case, a "Violation"), then the Borrowers jointly and severally agree to pay, in addition to such other damages as any Releasee may sustain as a result of such Violation, all attorneys' fees and costs incurred by such Release as a result of such Violation.

         7. Miscellaneous.

            (a) The Borrowers shall pay on demand all out-of-pocket expenses (including, without limitation, fees, expenses and disbursements of counsel to the Lender) incurred by the Lender in connection with (a) the negotiation and preparation of this Amendment, the Notes and the Other Agreements referred to herein, and all due diligence and analysis performed by or on behalf of the Lender in connection therewith, including, without limitation, field examinations and audit and appraisal fees and expenses, (b) the negotiation and preparation of any and all amendments, consents and waivers in connection with this Amendment, the Loan Agreement and Other Agreements, and (c) enforcement and protection of their rights and interests hereunder. Borrowers' obligations to Lender and under this Section shall constitute part of the Liabilities.

            (b) Each of the Borrowers shall indemnify the Lender and Chatham and each of their respective officers, directors, agents, employees, attorneys, accountants, consultants, and controlling persons (each, an "Indemnitee"), and hold them harmless, from and against any and all liabilities, obligations, losses, taxes, damages, penalties, claims, actions, judgments, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by any Indemnitee in connection with or in any way relating to or arising out of the Loan Agreement (as amended hereby), the Notes, the Other Agreements, the Proposal Letter or the transaction contemplated hereby or thereby (including, without limitation, fees, expenses and disbursements of counsel, which may include allocated fees, expenses and disbursements of in-house counsel); provided that no Borrower shall be liable to any Indemnitee for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent solely resulting from the gross negligence or willful misconduct of such Indemnitee as determined by a final nonappealable judgment of a court of competent jurisdiction. The obligations of each Borrower under this Section shall survive any termination of the Loan Agreement. Borrowers' obligations to Lender and Chatham under this Section shall constitute part of the Liabilities.

            (c) This Amendment shall be deemed incorporated into and made part of the Loan Agreement. Except as expressly modified or provided herein or in any other instruments or documents executed in connection herewith, (i) all terms and conditions of the Loan Agreement, the Notes and the Other Agreements shall remain in effect in accordance with their original tenor; and (ii) nothing contained herein shall constitute a waiver by the Lender of any of its rights and remedies (including, without limitation, any of its rights or remedies as to, or any obligations owing to the Lender of, any person who may be liable to the Lender on account of any of the Liabilities, whether or not such person is a party hereto), all of which rights and remedies are expressly reserved and not waived. Except as otherwise provided herein, each agreement, covenant, representation and warranty of the Borrowers hereunder shall be deemed to be in addition to, and not in substitution for, the agreements, covenants, representations and warranties previously made by the Borrowers and shall be expressly deemed to have been made under the Loan Agreement.

            (d) Each Borrower hereby agrees to take all such actions and to execute and/or deliver to the Lender all such agreements and documents as the Lender (and its assignees) may require from time to time to effectuate and implement the purposes of this Amendment, the Loan Agreement (as amended hereby), the Notes and the Other Agreements.

            (e) Each Borrower covenants, confirms and agrees that, as security for the repayment of the Liabilities (as such Liabilities have been increased pursuant to this Amendment), the Lender has, and shall continue to have, a continuing first priority, perfected lien on and security interest in the Collateral, all whether now owned or hereafter acquired, created or arising, together with all proceeds, including insurance proceeds thereof, as set forth in the Loan Agreement, the Notes and the Other Agreements, as applicable, subject to no liens, security interests or other encumbrances other than Permitted Liens. Each Borrower acknowledges and agrees that nothing herein contained in any way impairs the Lender's existing rights and priority in the Collateral.

            (f) This Amendment contains the entire agreement among the parties with respect to the transactions contemplated hereby, and supersedes all negotiations, presentations, warranties, commitments, offers, contracts and writing prior to the date hereof relating to the subject matters hereof. This Amendment may be amended, modified, waived, discharged or terminated only in accordance with the terms of the Loan Agreement, the Notes and the Other Agreements, as applicable.

            (g) No failure to exercise nor any delay in exercising, on the part of the Lender, of any right, remedy, power or privilege under this Amendment, the Loan Agreement, the Notes or the Other Agreements shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power, or privilege operate as a waiver of any further or complete exercise thereof. No waiver shall be effective unless in writing. No waiver or condonation of any breach on one occasion shall be deemed a waiver or condonation on any other occasion.

            (h) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.

            (i) This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument. Execution and delivery by facsimile shall bind each of the parties.

            (j) This Amendment shall be binding upon and inure to the benefit of the Borrowers and the Lender and their respective successors and assigns, except that no Borrower may assign or transfer its rights or obligations hereunder without the prior written consent of the Lender. All references herein to Chatham shall apply to Chatham and its successors and assigns.

            (k) Any provision hereof that is prohibited or unenforceable in any jurisdiction shall be, as to such jurisdiction, ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            (l) No rights are intended to be created hereunder for the benefit of any third party donee, creditor or incidental beneficiary, except that Chatham shall constitute a third party beneficiary of Sections 7(a), (b) and (d) hereof.

            (m) The headings of any section or paragraph of this Amendment are for convenience only and shall not be used to interpret any provision of this Amendment.

            (n) EACH PARTY TO THIS AMENDMENT KNOWINGLY AND INTENTIONALLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF THIS AMENDMENT.




                      [Signatures begin on following page]

















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



         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                         AM COMMUNICATIONS, INC., as a Borrower

                                         By:    H. Charles Wilson, III
                                                --------------------------------
                                         Name:  H. Charles Wilson, III
                                         Title: Corporate Controller


                                         AM BROADBAND SERVICES, INC., as a
                                         Borrower

                                         By:    H. Charles Wilson, III
                                                --------------------------------
                                         Name:  H. Charles Wilson, III
                                         Title: Corporate Controller


                                         SRS COMMUNICATIONS CORPORATION, as a
                                         Borrower

                                         By:    H. Charles Wilson, III
                                                --------------------------------
                                         Name:  H. Charles Wilson, III
                                         Title: Corporate Controller


                                         AMC SERVICES, INC., as a Borrower

                                         By:    H. Charles Wilson, III
                                                --------------------------------
                                         Name:  H. Charles Wilson, III
                                         Title: Corporate Controller


                                         AM NEX-LINK COMMUNICATIONS, INC., as a
                                         Borrower

                                         By:    H. Charles Wilson, III
                                                --------------------------------
                                         Name:  H. Charles Wilson, III
                                         Title: Corporate Controller








       [Signature Page to Amendment No. 3 to Loan and Security Agreement]

                                       AM TRAINING SERVICES, INC., as a Borrower

                                       By:    H. Charles Wilson, III
                                              ----------------------------------
                                       Name:  H. Charles Wilson, III
                                       Title: Corporate Controller


                                       LASALLE BUSINESS CREDIT, LLC, as the
                                       Lender

                                       By:    David S. Oppenheimer
                                              --------------------------------
                                       Name:  David S. Oppenheimer
                                       Title: First Vice President





       [Signature Page to Amendment No. 3 to Loan and Security Agreement]






                                       S-2